Listing Report:Supplement No. 110 dated Dec 08, 2010 to Prospectus dated Jul 26, 2010
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 26, 2010 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 26, 2010 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 471435
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	4.95%

Starting lender yield:	12.40%	Starting borrower rate/APR:	13.40% / 15.55%	Starting monthly payment:	$372.76

Auction yield range:	5.51% - 12.40%	Estimated loss impact:	5.16%
Lender servicing fee:	1.00%	Estimated return:	7.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-2002	Debt/Income ratio:	49%
Credit score:	720-739 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 16	Length of status:	5y 11m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,859	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	15%
		Homeownership:	No
Screen name:	AlMeg	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	720-739 (Latest)
Principal borrowed:	$6,000.00	< 31 days late:	0 ( 0% )	700-719 (Jul-2010) 660-679 (Oct-2009)
Principal balance:	$4,234.38	31+ days late:	0 ( 0% )
Total payments billed:	13
Description
Combining loans at lower rate
Purpose of loan:

This loan will be used to combine my wife?s and my loans into one. We will be making the same payments as now but just will be easier to have one loan instead of two and at a lower rate.??

I am a good candidate for this loan because I pay all my bills on time and have already have had one loan and have made all payments on time.???
?My financial situation:

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 475369
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.51% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Nov-1996	Debt/Income ratio:	80%
Credit score:	600-619 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	3 / 4	Length of status:	13y 11m
Amount delinquent:	$896	Total credit lines:	20	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$938	Stated income:	$1-$24,999
Delinquencies in last 7y:	11	Bankcard utilization:	93%
		Homeownership:	No
Screen name:	unicorn4231	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	14 ( 21% )	600-619 (Latest)
Principal borrowed:	$6,000.00	< 31 days late:	52 ( 79% )	620-639 (Dec-2007) 620-639 (Nov-2007) 620-639 (Apr-2007)
Principal balance:	$283.16	31+ days late:	0 ( 0% )
Total payments billed:	66
Description
Paying off higher rate loans
Purpose of loan:
This loan will be used to? pay down/off some past due loans and bills. My parents were in the hospital this summer (my mother from complications from chemotherapy, and my father from many different health problems). Then my father passed away in July. Even though my mother got some life insurance from my father's death, and was able to pay some?bills off with it,?it was not alot. She had to quit her job because of the chemotherapy, and the social security she is getting is not enough to let us stay in the house we are renting for very much longer. I would like to get some of my past due bills and loans consolidated/paid off so that I can help with the rent and regular bills. Also, my mother was able to loan me some money for some major car repairs that had to be done so I could get to work, but I will have to pay her back for them, and this loan will help me do that. It would have helped more if I could have asked for a larger loan, but this amount would help some.

My financial situation:
I am a good candidate for this loan because?my job situation is good. Where I work is not likely to go under anytime soon (I work in a public library, and people need the public library now more than ever). I do still live with my mother, so I am not currently paying a regular rent, at least until I can get my bills to where I can help her with it. My credit took a hit this summer when both my parents were in the hospital at the same time and many of the bills kind of went to the wayside while being with them.

Monthly net income: $ 1400-1500 (my usual amount)

Current Monthly expenses: $?1400-1710
If the loan gets funded, the expenses (especially the credit card & other loan expenses) will change. Also, some expenses depend on how much I have left over to?use in a certain month.
??Housing: $ n/a (llive with parent)
??Insurance: $ 80/mo (cai ins. only, currently have no other insurance)
??Car expenses: $ 60-100 (gas)?$0-100 to mother for car repair expenses
??Utilities: $ n/a
??Phone, cable, internet: $ 80-100 (paid to my mother)?; cell phone is $20 every three months (I don't use it all that?much)
??Food, entertainment: $ 50-200
??Clothing, household expenses $?0-100
??Credit cards and other loans: $?515 (the ones getting paid regularly)
?????????????????????????????????????????????$?400?(ones that?had?not been paid during the summer)?????????????????????????????????????????????

??Other expenses: $ 115

Obviously the higher estimate is over my monthly net income. Every so often I am able to get some extra hours at work, and that is when I am able to pay a little more on things. But also, some things like clothes and entertainment don't always come up some months.

I really hope the people here can help. It would be most appreciated.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484643
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$158.33

Auction yield range:	16.51% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-2004	Debt/Income ratio:	22%
Credit score:	660-679 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	4y 4m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,672	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	No
Screen name:	ncontras2	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Engagement Ring
Purpose of loan:
This loan will be used to? buy an engagement ring.

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 2470

Monthly expenses: $ 1400
??Housing: $ 0
??Insurance: $ 116
??Car expenses: $ 305
??Utilities: $ 200
??Phone, cable, internet: $ 250
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484719
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 23.29%	Starting monthly payment:	$259.79

Auction yield range:	10.51% - 18.90%	Estimated loss impact:	11.25%
Lender servicing fee:	1.00%	Estimated return:	7.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-2001	Debt/Income ratio:	10%
Credit score:	740-759 (Nov-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	4y 0m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$495	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	16%
		Homeownership:	Yes
Screen name:	felicity-surgeon	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
lowering monthly bill payments
Purpose of loan:
This loan will be used to lower my monthly debt payment.

My financial situation:
I am a good candidate for this loan because I have a good working history plus I don't like to owe money so you will get your money back?as quick as possible.

Monthly net income: $ 26880

Monthly expenses: $
??Housing: $1145
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 486207
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.80%

Starting lender yield:	22.11%	Starting borrower rate/APR:	23.11% / 26.57%	Starting monthly payment:	$77.53

Auction yield range:	10.51% - 22.11%	Estimated loss impact:	10.34%
Lender servicing fee:	1.00%	Estimated return:	11.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-2000	Debt/Income ratio:	29%
Credit score:	640-659 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	15 / 15	Length of status:	5y 11m
Amount delinquent:	$147	Total credit lines:	27	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,536	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Bankcard utilization:	14%
		Homeownership:	Yes
Screen name:	enticing-marketplace5	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	0 ( 0% )	660-679 (Feb-2010)
Principal balance:	$1,179.85	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
My personal loan
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487005
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.51% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	May-1996	Debt/Income ratio:	26%
Credit score:	640-659 (Dec-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	3y 9m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,349	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	Yes
Screen name:	serene-commitment166	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
payoff credit cards
Purpose of loan:
This loan will be used to? payoff my high interest credit cards

My financial situation:
I am a good candidate for this loan because? i have not been delinquent in any of my payments and i hope to payoff this loan before the required time. In addition, i just bought a house and had some unexpected expenses , hence the loan.

Monthly net income: $

Monthly expenses:
??Housing: $ 1488.00
??Insurance: $ 69.00 per month
??Car expenses: $ paid off
??Utilities: $ 125.00..electricity and water
??Phone, cable, internet: $ 79.00
??Food, entertainment: $ 70.00
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $?13000.00 approx
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487023
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$180.94

Auction yield range:	16.51% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Oct-1996	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	1	Current / open credit lines:	3 / 3	Length of status:	1y 4m
Amount delinquent:	$580	Total credit lines:	21	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,894	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	71%
		Homeownership:	No
Screen name:	cash-bluebird5	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for school and board exams
Purpose of loan:
I am a mother of two young children as well as a full-time student. I have worked extemely hard to get to this stage of my education and can finally see a light at the end of the tunnel. This loan will provide me with?the financial means I need to support myself and my kids through?the last?six months of dental hygiene school and will also pay for my board exams.

My financial situation:
I am a good candidate for this loan because I have a determination and sense of responsibility that drive me to achieve my goals.?Wanting to improve my?financial situation after a divorce?was the motivating factor behind my return to school. My career of choice is?in demand, pays well and will provide me with the income that I need to support my family and repay my loans.

Monthly net income: $ 1000.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487029
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	28.50%	Starting borrower rate/APR:	29.50% / 33.10%	Starting monthly payment:	$126.53

Auction yield range:	10.51% - 28.50%	Estimated loss impact:	11.52%
Lender servicing fee:	1.00%	Estimated return:	16.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1986	Debt/Income ratio:	49%
Credit score:	720-739 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	24 / 9	Length of status:	23y 6m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,699	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Bankcard utilization:	30%
		Homeownership:	No
Screen name:	ready-truth3	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need Help with Health CoPays
Purpose of loan:
This loan will be used to?
Pay off CoPays that my Health Insurance Company didn't pay for during my back surgury
My financial situation:
I am a good candidate for this loan because?
I need this money so I will appreciate the loan and will pay it back
Monthly net income: $ 3200
Monthly expenses: $
??Housing: $ 600
??Insurance: $?60
??Car expenses: $ 500
??Utilities: $ 300
??Phone, cable, internet: $ 200
??Food, entertainment: $ 200
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487035
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 25.43%	Starting monthly payment:	$114.57

Auction yield range:	16.51% - 21.00%	Estimated loss impact:	25.19%
Lender servicing fee:	1.00%	Estimated return:	-4.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jan-2003	Debt/Income ratio:	39%
Credit score:	620-639 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	6y 7m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,307	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	doctorgrab	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	620-639 (Latest)
Principal borrowed:	$6,000.00	< 31 days late:	0 ( 0% )	620-639 (Aug-2010) 660-679 (Apr-2010) 700-719 (Feb-2010) 620-639 (Dec-2009)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	2
Description
Prosper lender wants to refinance
Purpose of loan: Reduce the rate of a loan used to start my small business approx $5500 left out of $10,000.00 @ 27.9%
I plan to pay off this loan loan with the prosper loan and the rest with money from the business

My financial situation:
I have steady income and also have income from my recently started business
As you can see my credit score has dropped in the last year, this is due to the fact that I took on a couple loans to start my dream, which so far has been successful. I have never missed nor been late on any payments.

Monthly net income: $ approx 3200
I have a steady $2500 a month check from my regular job

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 100
??Car expenses: $ 100
??Utilities: $ 200
??Phone, cable, internet: $ 130
??Food, entertainment: $ 200
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 500
??Other expenses: $ 50
any money left over half goes to savings and half goes toward paying down debt

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487053
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,100.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.80%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 24.41%	Starting monthly payment:	$79.12

Auction yield range:	10.51% - 20.00%	Estimated loss impact:	10.28%
Lender servicing fee:	1.00%	Estimated return:	9.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-1989	Debt/Income ratio:	13%
Credit score:	700-719 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	14 / 12	Length of status:	18y 5m
Amount delinquent:	$2,430	Total credit lines:	49	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$39,901	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	14	Bankcard utilization:	89%
		Homeownership:	Yes
Screen name:	HackShack	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 100% )	700-719 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	660-679 (May-2010) 660-679 (Apr-2010) 660-679 (Feb-2010) 660-679 (Oct-2009)
Principal balance:	$806.51	31+ days late:	0 ( 0% )
Total payments billed:	30
Description
Facility Equipment Upgrade
Purpose of loan:
This loan will be used to purchase new equipment for a youth baseball training.? The equipment includes an additional batting cage, a pitching machine to be used for kids under 12,?some new tees and sock nets.? The facility has been in operation for three years and is in need of additional equipment for the upcoming busy season.

My financial situation:
I am a good candidate for this loan because? I have used Prosper in the past when?I first opened the baseball facility and have never been late or missed a payment on the loan.? The original note will be completed soon and the business can easily pay the new note.

Monthly net income: $ 6583

Monthly expenses: $ 4180
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487071
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$135.71

Auction yield range:	16.51% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jun-1987	Debt/Income ratio:	35%
Credit score:	640-659 (Dec-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 12	Length of status:	9y 3m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$72,610	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	helpful-revenue8	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Card
Purpose of loan:
This loan will be used to pay off an American Express credit card.? I have enough cash to pay it off over 2 months, but it needs to be paid now.

My financial situation:
I am a good candidate for this loan because I have a steady income and pay my bills on time. I just need a little cash upfront to pay off this one credit card in the time that it is due.

Monthly net income: $ 5700 (This does not include my husbands income)

Monthly expenses: $
??Housing: $ 2362
??Insurance: $
??Car expenses: $?200
??Utilities: $ 260
??Phone, cable, internet: $ 200
??Food, entertainment: $ 600
??Clothing, household expenses $ 100
??Credit cards and other loans: $?1132
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487083
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.80%

Starting lender yield:	19.90%	Starting borrower rate/APR:	20.90% / 24.31%	Starting monthly payment:	$169.31

Auction yield range:	10.51% - 19.90%	Estimated loss impact:	10.28%
Lender servicing fee:	1.00%	Estimated return:	9.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1998	Debt/Income ratio:	49%
Credit score:	740-759 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	10 / 4	Length of status:	2y 9m
Amount delinquent:	$0	Total credit lines:	31	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,048
Delinquencies in last 7y:	2	Bankcard utilization:	28%
		Homeownership:	No
Screen name:	Retiredsailor62	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	34 ( 100% )	740-759 (Latest)
Principal borrowed:	$6,000.00	< 31 days late:	0 ( 0% )	700-719 (Apr-2010) 700-719 (Jan-2010) 680-699 (Oct-2009) 680-699 (Jul-2009)
Principal balance:	$373.08	31+ days late:	0 ( 0% )
Total payments billed:	34
Description
Lower monthly living cost
Purpose of loan:
This loan will be used to?dept consolidation?

My financial situation:
I am a good candidate for this loan because?I'm retired from the Navy and on social security and with this consolidation?I will lower my monthly expences. ?

Monthly net income: $ 2400

Monthly expenses: $ 2058
??Housing: $?300??Insurance: $ 94
??Car expenses: $479
??Utilities: $ 100
??Phone, cable, internet: $ 48
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $637?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487089
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 30.54%	Starting monthly payment:	$306.19

Auction yield range:	10.51% - 26.00%	Estimated loss impact:	11.45%
Lender servicing fee:	1.00%	Estimated return:	14.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-2006	Debt/Income ratio:	25%
Credit score:	700-719 (Nov-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,864	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	50%
		Homeownership:	No
Screen name:	economy-stream8	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
guaranteed return investment
Purpose of loan:
This loan will be used to?invest in cars that are pre-sold to dealers in Canada. I get a 12 percent earning from every dollar I finance.

My financial situation:I have more than enough money to make monthly payments. Never struggle financially.
I am a good candidate for this loan because?I am on time and always pay what I owe and have a disciplined financial lifestyle.

Monthly net income: $2200

Monthly expenses: $
??Housing: $398
??Insurance: $220
??Car expenses: $0
??Utilities: $50
??Phone, cable, internet: $100
??Food, entertainment: $150
??Clothing, household expenses $50
??Credit cards and other loans: $220
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487107
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	28.50%	Starting borrower rate/APR:	29.50% / 33.10%	Starting monthly payment:	$105.45

Auction yield range:	10.51% - 28.50%	Estimated loss impact:	11.52%
Lender servicing fee:	1.00%	Estimated return:	16.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	May-2006	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	0y 11m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$485	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	13%
		Homeownership:	No
Screen name:	famous-velocity5	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Hospital bills
Purpose of loan:
This loan will be used to pay off hospital bills. ?

My financial situation:
I work hard and i am very responsible. Paying off this loan shall not be a problem because i do not pay a mortgage and live with my parents. I do not have many debts but due to the recent car accident i have gotten into, Please help.

Monthly net income: $ 2100

Monthly expenses: $ 1000
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 200
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 300
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 200
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487119
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	60 months	Estimated loss:	3.50%

Starting lender yield:	12.95%	Starting borrower rate/APR:	13.95% / 15.33%	Starting monthly payment:	$348.64

Auction yield range:	4.00% - 12.95%	Estimated loss impact:	3.55%
Lender servicing fee:	1.00%	Estimated return:	9.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	May-1990	Debt/Income ratio:	10%
Credit score:	760-779 (Dec-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	1y 6m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,475	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	9%
		Homeownership:	No
Screen name:	basis-spartan4	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF CREDIT CARDS AND SOME HOME
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487127
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$217.13

Auction yield range:	16.51% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Nov-2003	Debt/Income ratio:	37%
Credit score:	700-719 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 8	Length of status:	3y 9m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,352	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	31%
		Homeownership:	Yes
Screen name:	brightest-special-kindness	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?Pay off my credit?cards.? I used up my saving while out on unpaid?maternity leave and ran up my charge cards.? I am a single parent with a?great career with a great company.? I just didn't forecast being on an?unpaid maternity leave.? I used?my credit cards to pay for all the bills as?I spent most of my savings purchasing?things that were required for my new bundle of joy!?? I am back to work now and trying to catch up.? I will be happy when I can get all of my credit cards paid off and start saving for my daughter's college education.

My financial situation:
I am a good candidate for this loan because?I am trustworthy and reliable.? I have a great job and make good money, but when things happen that are?not necessarily planned you have to make some sacrifices.??I am not?delinquent on any of my bills.?

Monthly net income: $2,250

Monthly expenses: $
??Housing: $ 430
??Insurance: $ 240
??Car expenses: $ 100
??Utilities: $175?
??Phone, cable, internet: $ 120
??Food, entertainment: $200
??Clothing, household expenses $
??Credit cards and other loans: $?550
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487131
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.50%

Starting lender yield:	9.50%	Starting borrower rate/APR:	10.50% / 12.61%	Starting monthly payment:	$162.51

Auction yield range:	3.51% - 9.50%	Estimated loss impact:	3.53%
Lender servicing fee:	1.00%	Estimated return:	5.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Apr-2000	Debt/Income ratio:	11%
Credit score:	740-759 (Dec-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	3y 0m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,190	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	16%
		Homeownership:	No
Screen name:	order-wizard2	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off another loan at higher rate
Purpose of loan:
This loan will be used to?
Pay off a loan that I got at a higher rate and buy some furniture that I need.
My financial situation:
I am a good candidate for this loan because? I am good borrower.? Never have been late, delinquent, or had any accounts in collections.? I have a stable job history and I am employed for a growing company.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487139
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.51% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Dec-1996	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Dec-2010)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	1y 11m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$343	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	2%
		Homeownership:	No
Screen name:	liberty-cologne	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Planning
Purpose of loan:
Help cover the costs and expenses of my upcoming wedding.

My financial situation:
My living expenses are currently VERY low in relation to my income right now, making me more than capable of making on-time payments every month

Monthly net income: $ 3,750.00

Monthly expenses: $
??Housing: $ 0.00 (living in deceased parents house...paid off)
??Insurance: $ 195.00
??Car expenses: $ 125.00
??Utilities: $ 70.00
??Phone, cable, internet: $ 45.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 0.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487141
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.95%

Starting lender yield:	9.90%	Starting borrower rate/APR:	10.90% / 13.02%	Starting monthly payment:	$457.68

Auction yield range:	5.51% - 9.90%	Estimated loss impact:	6.11%
Lender servicing fee:	1.00%	Estimated return:	3.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-2001	Debt/Income ratio:	21%
Credit score:	740-759 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	9y 4m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,243	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	60%
		Homeownership:	Yes
Screen name:	fantastic-marketplace	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Pesky Debt
Purpose of loan:
This loan will be used to pay off credit cards with high interest rates. Currently, I hold 4 cards that range in interest rates of ?20 - 29.99%. The cards have been destroyed, and I now only use cash for all my purchases.???

My financial situation:
I am a good candidate for this loan because I truly have the financial ability to repay the the loan. Based on my credit score and repayment history, one can see that I have always paid off my debts. I continue to make my payments on time and fulfill my financial obligations. It just happened that I became overextended due to family emergencies,home repairs, and the rising cost of living. My wife and I hold secure employment, and we have even cut back in certain areas to improve our financial situation.?Our total net household income is approximately $4800.00. In a time when people are asking for bailouts and forgiveness of their debts, my wife and I have continued to work hard and meet our financial obligations.?We have owned our home for nearly 7 years and have never been late on a mortgage payment. In addition to being a full-time university instructor, I hold an active real estate license that affords me the opportunity to increase my income throught the year.I work diligently in both areas, even accepting additional course assignments throughout the university calendar sessions to add to our household income. In short, I am a trustworthy and responsible individual who is seeking?some relief. I greatly appreciate your consideration!?

Monthly net income: $ 2, 300

Monthly expenses: $
??Housing: $ 500.00
??Insurance: $ 80.00
??Car expenses: $ 150.00
??Utilities: $ 130.00
??Phone, cable, internet: $ 140.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $
??Credit cards and other loans: $ 426.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487147
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$180.94

Auction yield range:	16.51% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Mar-1993	Debt/Income ratio:	32%
Credit score:	660-679 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	9 / 8	Length of status:	9y 9m
Amount delinquent:	$4,036	Total credit lines:	56	Occupation:	Flight Attendant
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$26,683	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	21	Bankcard utilization:	96%
		Homeownership:	Yes
Screen name:	position935	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
gmac settlement
Purpose of loan:
This loan will be used to?payoff my 2nd mortgage

My financial situation:
I am a good candidate for this loan because? I have steady employment and rental income

Monthly net income: $ 4,000

Monthly expenses: $
??Housing: $ 1934.00
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487157
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	23.20%	Starting borrower rate/APR:	24.20% / 27.68%	Starting monthly payment:	$295.03

Auction yield range:	13.51% - 23.20%	Estimated loss impact:	15.25%
Lender servicing fee:	1.00%	Estimated return:	7.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-2006	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	1y 0m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,489	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	68%
		Homeownership:	No
Screen name:	reward-temple	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Much Needed Dental Work
Purpose of loan:
Much Needed Dental Work

My financial situation:
I am a good candidate for this loan because have little debt, low expenses, and a steady job wit OT
Monthly net income: $ 2000

Monthly expenses: $
??Housing: $ 200.00
??Insurance: $ 50.00????
??Car expenses: $ 50.00????
??Utilities: $ 40.00????
??Phone, cable, internet: $ 30.00????
??Food, entertainment: $ 100.00????
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 30.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487159
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	60 months	Estimated loss:	1.55%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 11.22%	Starting monthly payment:	$326.14

Auction yield range:	3.00% - 10.00%	Estimated loss impact:	1.56%
Lender servicing fee:	1.00%	Estimated return:	8.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jul-2002	Debt/Income ratio:	13%
Credit score:	740-759 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	14y 6m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,484	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	65%
		Homeownership:	Yes
Screen name:	equitable-dinero0	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high-APR credit card
Hello everyone,

I financed the start up business of my spouse through credit cards 3 years ago, as no bank would finance it, too risky (floristry...). I am now trying to repay some of the credit cards balances I have as they bear a huge APR (29.99% due to my credit history being limited and having maxed out on my credit cards limits).

This loan would repay fully one credit card and part of another one, saving me $250 monthly in interest and allowing me to reduce drastically the repay time of my high-APR debt. I am risk-free as my credit card companies can confirm (I am a cash cow for them), holding a great position in a stable company (integrated oil&gas, in?top 5 worldwide market caps).

You might wonder why I don't repay my balances with my salary, I could do it with my bonus, but this would take away the cushion I prefer to have on the side, in case the business of my spouse has a bad month. Call me crazy, but I do indeed prefer to pay higher interest to a bank for this security feeling. Now, if I can reduce the high APR without touching this cushion, I am all for it.

Thanks for your consideration and happy bidding !
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487163
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	60 months	Estimated loss:	5.95%

Starting lender yield:	16.90%	Starting borrower rate/APR:	17.90% / 19.33%	Starting monthly payment:	$380.09

Auction yield range:	6.00% - 16.90%	Estimated loss impact:	6.24%
Lender servicing fee:	1.00%	Estimated return:	10.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-1997	Debt/Income ratio:	36%
Credit score:	780-799 (Dec-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 15	Length of status:	8y 10m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,233	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	4%
		Homeownership:	Yes
Screen name:	unflappable-loot0	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home improvement
Purpose of loan:
This loan will be used to? home improvement

My financial situation:
I am a good candidate for this loan because? I Pay My Bills On Time

Monthly net income: $ about 3700

Monthly expenses: $
??Housing: $ 420
??Insurance: $ 150
??Car expenses: $ 700
??Utilities: $ 200
??Phone, cable, internet: $ 60
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 244
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487169
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.60%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$67.85

Auction yield range:	16.51% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Sep-1994	Debt/Income ratio:	19%
Credit score:	660-679 (Dec-2010)	Inquiries last 6m:	4	Employment status:	Other
Now delinquent:	6	Current / open credit lines:	7 / 5	Length of status:	12y 10m
Amount delinquent:	$0	Total credit lines:	48	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0
Delinquencies in last 7y:	9	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	kellermajk	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	76 ( 100% )	660-679 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	620-639 (Aug-2009) 640-659 (Dec-2007) 640-659 (Nov-2007) 580-599 (Apr-2007)
Principal balance:	$702.40	31+ days late:	0 ( 0% )
Total payments billed:	76
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487175
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 15.23%	Starting monthly payment:	$199.29

Auction yield range:	10.51% - 11.00%	Estimated loss impact:	11.03%
Lender servicing fee:	1.00%	Estimated return:	-0.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jul-1997	Debt/Income ratio:	21%
Credit score:	720-739 (Dec-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	9y 7m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,461	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	No
Screen name:	greenback-karate2	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $ 400
??Insurance: $
??Car expenses: $ 324
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487181
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	10.51% - 34.00%	Estimated loss impact:	11.67%
Lender servicing fee:	1.00%	Estimated return:	22.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	1y 11m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Car Dealer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,388	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	11%
		Homeownership:	No
Screen name:	In-it-Together	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A No Brainer- Need more inventory!
I had to relist this loan (which was at 100% )?due to having to change bank accounts after the listing was live. My apologies to everyone who bidded (and won) on the listing. The good folks at Prosper.com are assuring me a quick turn around on funding when the listing is completed.

Purpose of loan:
This loan will be used to purchase more inventory for my used auto dealership. We are a small, family owned and operated used car dealer in southern Delaware with approx 25 units on our lot.?I would like to increase our inventory of lower price point "cash" cars, which would fall below the $5000 retail price point. Most of our vehicles are in the $6000-$9500 price point range, in which we provide 3rd party financing. We have a real need for lower priced "cash" cars for those that do not want to finance, or just want a cheap car for little cash. We currently buy all of our inventory on a "Floor Plan" line of credit, but there are restrictions as to where and what we can buy on our floor plan (year and mileage restrictions, and we can only buy at certain auctions). We have several outlets that we can buy these lower priced units, but cant use our floor plan. With this loan, we could put?3-4 lower priced units on our lot. Our average turn time on inventory is 34.5 days, and we average just under $1350 gross profit per unit. Even if we only average?$650 profit on each of these?units, and only sold one per month,?we would still easily be able to pay the monthly note to our Prosper lenders. We would be rolling the money right back into inventory so we can build that price-point inventory up to?8-10 units within 6 months.

My financial situation:
I am a good candidate for this loan because I have very little debt and I?have good credit. Even if I dont sell ONE of these units EVER (which is virtually impossible since we average 34.5 days per unit sold), I could still easily afford to pay to the monthy note.
I am not sure how Prosper's scoring system works, so I am not?sure why I am scored so low (5), but if you see my credit, I have ZERO deliquencies, a mid 700's credit score, and very little credit card usage.

Monthly net income: $ 4200

Monthly expenses: $ 2550
??Housing: $?850
??Insurance: $?50
??Car expenses: $ 350?
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 500
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487183
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.60%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$217.13

Auction yield range:	16.51% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Aug-2002	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Dec-2010)	Inquiries last 6m:	9	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	2y 7m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,522	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	85%
		Homeownership:	Yes
Screen name:	brilliant-point2	Borrower's state:	Wyoming	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Hospital Bills from Baby
Purpose of loan:
This loan will be used to?
Pay off hospital bills for our new baby. The total ended up being more then we had saved for and insurance didnt cover the rest. I originally tried to get a loan for the entire balance but I still have 3 months before its due in full and I can put $800 per month towards it. That leaves $4800 that will be due in three months or the Hospital will turn us over to collections. The hospital does not allow for extended payments over 6 months. So you have to pay off the entire balance in that time or they send you to collections. We really dont want that! Please consider helping fund my loan and thanks for looking.
My financial situation:
We have never been late on anything and dont want the hospitals rules affecting our good credit. As for the 82% bank card utilization, we only have $7500 available to use. Its not like we have $20k or higher like some people.
I am a good candidate for this loan because?
I have a decent credit score and have never missed a payment
Monthly net income: $1800

Monthly expenses: $0 (My husbands income pays for everything except my car which is $450/month.)
??Housing: $0
??Insurance: $0
??Car expenses: $0
??Utilities: $0
??Phone, cable, internet: $0
??Food, entertainment: $0
??Clothing, household expenses $0
??Credit cards and other loans: $0
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487187
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$113.09

Auction yield range:	16.51% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-2001	Debt/Income ratio:	33%
Credit score:	640-659 (Nov-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	3y 7m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,296	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	34%
		Homeownership:	No
Screen name:	kindness-jedi6	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Not HR. Pay off some bills.
Purpose of loan:
This loan will be used to catch up with some bills that have due to start up my business.

My financial situation:
I am a good candidate for this loan because?I have a steady and secure job, and I have started my commercial cleaning business so there will be extra income.?And I am responsible paying my debt, I have pay them on time every time, and I dont considered myself HR.?? I know my debt it kind of high but with this extra income and your help on this loan I'll get uot off it pretty soon.? Thanks for taking the time to read this listing and hope that you help me.

Income: $2400.00/month
Rent: $577.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487189
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	31.20%	Starting borrower rate/APR:	32.20% / 35.86%	Starting monthly payment:	$305.66

Auction yield range:	13.51% - 31.20%	Estimated loss impact:	15.63%
Lender servicing fee:	1.00%	Estimated return:	15.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Mar-1988	Debt/Income ratio:	25%
Credit score:	660-679 (Dec-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	6 / 6	Length of status:	24y 10m
Amount delinquent:	$68	Total credit lines:	14	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$7,072	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	blue-thoughtful-investment	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487193
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 28.50%	Starting monthly payment:	$298.20

Auction yield range:	13.51% - 24.00%	Estimated loss impact:	15.28%
Lender servicing fee:	1.00%	Estimated return:	8.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-2002	Debt/Income ratio:	15%
Credit score:	700-719 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	9y 4m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$196	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	NYFreak16	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Income Property Closing
Purpose of loan:
This loan will be used to? Close on an income property and pay for minor repairs to home before being rented out.

My financial situation:
I am a good candidate for this loan because? I have all my finances under control, property will be producing net 750 a month after all expenses are paid and 10% percent saved for any future repairs needed.

Monthly net income: $ 2800????

Monthly expenses: $
??Housing: $? 725
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $?80
??Phone, cable, internet: $ 150
??Food, entertainment: $ 150
??Clothing, household expenses $ 125
??Credit cards and other loans: $?220
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487205
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.80%

Starting lender yield:	26.75%	Starting borrower rate/APR:	27.75% / 31.72%	Starting monthly payment:	$61.84

Auction yield range:	10.51% - 26.75%	Estimated loss impact:	10.47%
Lender servicing fee:	1.00%	Estimated return:	16.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jun-1992	Debt/Income ratio:	9%
Credit score:	680-699 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	0y 11m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	gain-mechanic1	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	680-699 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	680-699 (Nov-2009)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Paying off unexpected medical bill
Purpose of loan:
Payoff unexpected medical bill not covered by insurance

My financial situation:
I have a good steady income.? I have previously repaid a Prosper loan, never late!

Monthly net income: $
5000
Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487207
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.95%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$252.70

Auction yield range:	5.51% - 12.00%	Estimated loss impact:	6.15%
Lender servicing fee:	1.00%	Estimated return:	5.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-2006	Debt/Income ratio:	16%
Credit score:	760-779 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	5y 11m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$215	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	5%
		Homeownership:	Yes
Screen name:	philly2285	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
finance for foreclosed property
Purpose of loan:
This loan will be used to? partially finance the purchase of a foreclosure that I will rent out.

My financial situation:
????I am a good candidate for this loan because? I have experience with this kind of investment and know the market. For two years?I have owned a duplex in the same town?where I plan to purchase this next property. It has been rented to the same tenants continually. My credit score and report reflect the fact that I have never defaulted or had a late payment with any debt, and I feel confident about this investment because of?my knowledge of a currently?thriving rental market and my previous experience with the duplex I presently own. If there are any questions or concerns please do not hesitate to ask. I will provide all of the details of the investment if need be.
????The address of the duplex that I have owned and have had rented for the past?two years is 2608/2610 Sunniland Blvd. Lehigh Acres, Fl 33971. This can be verified at the county tax website which is www.leepa.org . I am currently in a contract to purchase the second duplex. The purchase price and expenses to prepare this duplex?to be rent ready?have been?calculated, and the property is listed as pending. If there are any questions concerning the details of costs of the investment?I can provide a detailed?breakdown. Thank you for reading my post.
Monthly net income: $ 1682

Monthly expenses: $ 427.60
??Housing: $ 212.35
??Insurance: $ 70.25
??Car expenses: $ 0
??Utilities: $ 50
??Phone, cable, internet: $ 45
??Food, entertainment: $ 30
??Clothing, household expenses $ 20
??Credit cards and other loans: $ 145
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487217
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	28.50%	Starting borrower rate/APR:	29.50% / 33.10%	Starting monthly payment:	$316.34

Auction yield range:	10.51% - 28.50%	Estimated loss impact:	11.52%
Lender servicing fee:	1.00%	Estimated return:	16.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-2002	Debt/Income ratio:	16%
Credit score:	700-719 (Dec-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	3y 3m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,863	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	43%
		Homeownership:	No
Screen name:	eternity0406	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement Loan
Purpose of loan:
This loan will be used to remodel the outdated bathroom
My financial situation:
I am a good candidate for this loan because I always pay on time.? I hate being late.

Monthly net income: $ 3300

Monthly expenses: $
??Housing: $ 200????
??Insurance: $
??Car expenses: $?
??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $ 200
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 200
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487229
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	31.20%	Starting borrower rate/APR:	32.20% / 35.86%	Starting monthly payment:	$131.00

Auction yield range:	13.51% - 31.20%	Estimated loss impact:	15.63%
Lender servicing fee:	1.00%	Estimated return:	15.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-2005	Debt/Income ratio:	>1000%
Credit score:	640-659 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	5 / 5	Length of status:	0y 8m
Amount delinquent:	$370	Total credit lines:	8	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$46	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	15%
		Homeownership:	Yes
Screen name:	engaging-camaraderi	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Move to another house
Purpose of loan
It was a system error , so loan was canceled , but not becouse of me !!!! So please every body who invest money , im asking you?doit again , asap . Thank you for your cooperation.
Move from one house to another????

My financial situation:
I can pay this loan 100%?????

Monthly net income: $ 24.000????????????

Monthly expenses: $
??Housing: $ 360????
??Insurance: $123
??Car expenses: $?50???
??Utilities: $?50
??Phone, cable, internet: $75?????
??Food, entertainment: $ 350
??Clothing, household expenses $50?
??Credit cards and other loans: $ 125
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487235
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	28.50%	Starting borrower rate/APR:	29.50% / 33.10%	Starting monthly payment:	$84.36

Auction yield range:	10.51% - 28.50%	Estimated loss impact:	11.52%
Lender servicing fee:	1.00%	Estimated return:	16.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1995	Debt/Income ratio:	19%
Credit score:	680-699 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	4 / 4	Length of status:	1y 4m
Amount delinquent:	$2,896	Total credit lines:	9	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,035	Stated income:	$1-$24,999
Delinquencies in last 7y:	6	Bankcard utilization:	23%
		Homeownership:	No
Screen name:	top-enterprising-agreement	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Graduate Student, Almost Graduated
Purpose of loan:
This loan will be used to?
Pay off bills until this year's student loan arrives.? This will result in a quick payoff of the loan.
My financial situation:
I am a good candidate for this loan because?
My student loan will be arriving in three weeks.? I have very good employment prospects following graduate school which will allow me to pay off loans at an accelerated rate.
Monthly net income: $
1,667.00
Monthly expenses: $
??Housing: $ 625.00
??Insurance: $ 117.00
??Car expenses: $ 100.00 ????
??Utilities: $ 35
??Phone, cable, internet: $ 72
??Food, entertainment: $ 250
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487261
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 28.50%	Starting monthly payment:	$198.80

Auction yield range:	16.51% - 24.00%	Estimated loss impact:	19.68%
Lender servicing fee:	1.00%	Estimated return:	4.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-1998	Debt/Income ratio:	9%
Credit score:	600-619 (Dec-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	1y 9m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Professional
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$5,722	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	100%
		Homeownership:	No
Screen name:	Canucks	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	13 ( 100% )	600-619 (Latest)
Principal borrowed:	$3,001.00	< 31 days late:	0 ( 0% )	560-579 (Jul-2008) 620-639 (Jan-2008) 540-559 (Jan-2007)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	13
Description
Add A New Bathroom For Kids
Purpose of loan:
This loan will be used to? add a new bathroom for the kids.

My financial situation:
I am a good candidate for this loan because? I have a steady employment, pay my all other bills prompty on time, and paid my previous Prosper Loan ahead of the time.

Monthly net income: $ 6,000

Monthly expenses: $ 4,300

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487273
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	28.50%	Starting borrower rate/APR:	29.50% / 33.10%	Starting monthly payment:	$168.71

Auction yield range:	10.51% - 28.50%	Estimated loss impact:	11.52%
Lender servicing fee:	1.00%	Estimated return:	16.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Nov-1994	Debt/Income ratio:	7%
Credit score:	660-679 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	10y 2m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$650	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Bankcard utilization:	108%
		Homeownership:	Yes
Screen name:	wealth-perfume4	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay of debt
Purpose of loan:
This loan will be used to? pay of debt and get ahead on current bills.? I was off work for a little while tending to a sick family member, now I back to work and want to get ahead in my situation.

My financial situation:
I am a good candidate for this loan because... I am employed full-time

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 480256
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 33.61%	Starting monthly payment:	$212.26

Auction yield range:	16.51% - 29.00%	Estimated loss impact:	19.99%
Lender servicing fee:	1.00%	Estimated return:	9.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Mar-2006	Debt/Income ratio:	15%
Credit score:	640-659 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	1y 4m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,960	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	79%
		Homeownership:	No
Screen name:	Joshuas	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,500.00	< 31 days late:	0 ( 0% )	620-639 (Oct-2009) 620-639 (Aug-2009) 600-619 (Oct-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Paying off the Cards, Never Late
undefinedundefinedundefined Purpose of loan:
I am going to use this loan to pay off my credit cards and a personal loan that I have. I am hoping to get a single payment that can be paid off with easy structured monthly payments.

Capital one - 1000
Chase - 600
HSBC - 100
CitiBank - 1100
Personal Loan - 2000

My financial situation:
I am a good candidate for this loan because I have a very stable job Managing an IT service desk. I have previously had a prosper loan and made all payments on time never missing a single one. After paying my cards off previously Io was unemployed about a year and a half ago and had to use them to live on.

Monthly net income: $? 2038

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 150
??Car expenses: $ 300 Gas $120
??Utilities: $ Included in rent
??Phone, cable, internet: $ 60
??Food, entertainment: $ 150
??Clothing, household expenses $ 60
??Credit cards and other loans: $ None after this loan, currently about 120
??Other expenses: $ none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 486774
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	13.51%	Starting borrower rate/APR:	14.51% / 17.79%	Starting monthly payment:	$258.19

Auction yield range:	13.51% - 13.51%	Estimated loss impact:	14.78%
Lender servicing fee:	1.00%	Estimated return:	-1.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-1995	Debt/Income ratio:	16%
Credit score:	640-659 (Dec-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	0y 8m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$26,632	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	No
Screen name:	dollar-attraction3	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reduce high interest revolving debt
Purpose of loan:
To transfer high interest revolving debt and accelerate the pay off of principal due.

My financial situation:
I have revolving debt that accrued to fill personal financial gaps as a business owner.? Based on the economic outlook I decided it made professional sense to transition out of business ownership and into a position with a secure base salary in Corporate Finance.? I have the support to prove my income and I have a consistent credit record of paying timely.? My credit score is affected by a high revolving credit balance.? I am available to answer any questions. ?

Monthly net income: $4,136

Monthly expenses: ($1,440)
? Insurance: $125
??Car expenses (Gas): $100
? Phone, cable, internet: $100
??Food, entertainment: $400
? Credit cards and other loans: $615
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 486930
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$90.47

Auction yield range:	16.51% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jul-2004	Debt/Income ratio:	>1000%
Credit score:	720-739 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	23 / 21	Length of status:	5y 0m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,063	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	73%
		Homeownership:	Yes
Screen name:	forthright-basis9	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off car loan
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487002
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.51% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	May-1996	Debt/Income ratio:	26%
Credit score:	700-719 (Dec-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	5y 11m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$84,680	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	28%
		Homeownership:	Yes
Screen name:	funds-atizer	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off medical expenses for spouse
Purpose of loan:
This loan will be used to pay off my wife's medical expenses.?I was hoping for a much lower APR, but it seems it's the way it is. I would like to pay it off within?year though, not full term.

My financial situation:
Mycredit?is fine, I just got crunched by lots of expenses all of a sudden. Have two car leases and a mortgage.?Don't want to use my credit cards, and to just pay off the balance as I go. Will have to inquire though, if there are better rates out there, as a 30%+ apr is pretty out there.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487020
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 33.61%	Starting monthly payment:	$297.16

Auction yield range:	16.51% - 29.00%	Estimated loss impact:	25.69%
Lender servicing fee:	1.00%	Estimated return:	3.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Sep-2000	Debt/Income ratio:	39%
Credit score:	720-739 (Dec-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	10 / 9	Length of status:	5y 6m
Amount delinquent:	$76	Total credit lines:	16	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,657	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	28%
		Homeownership:	Yes
Screen name:	market-voyager6	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
UPDATING KITCHEN
Purpose of loan:
UPDATING?KITCHEN
financial situation:
I am a good candidate for this loan because?
PLEASE REVIEW MY CREDIT INFO!!!
I HAVE?A GREAT?CREDIT? SCORE OVER 720
MY DEBT TO INCOME RATIO IS 38%
GREAT JOB HISTORY
MY DELIQUENT ACCOUNT IS AN HEALTH INSURANCE ISSUE AND IS $76 WHICH WILL BE TAKEN CARE OF.
I AM A?GREAT LOAN CANIDIDATE!? THE REASON IM?HAVING TROUBLE IS WHEN I PUT ALL MY WIFES??OBLIGATIONS OM MY CREDIT REPORT IT PUTS ME OVER ON THE DEBT/INCOME RATIO.? I HOPE YOU ALL TAKE THIS INFO INTO CONSIDERATION.? IF YOU HAVE ANY QUESTIONS PLEASE ASK.
Monthly net income: $
2700
Monthly expenses: $?
1437
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487034
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.51% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	May-1996	Debt/Income ratio:	15%
Credit score:	760-779 (Dec-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	8 / 8	Length of status:	16y 3m
Amount delinquent:	$1	Total credit lines:	29	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$458	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	80%
		Homeownership:	Yes
Screen name:	valiant-balance9	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to? pay off funiture loan, pay off car note, pay off loans on jewlery

My financial situation:
I am a good candidate for this loan because?My check is direct deposit and I can have the money taken directly out of my checking account?and by consolidating these debts i will?save?approximately $500 a month including paying back this loan.?

Monthly net income: $ 3,000

Monthly expenses: $
??Housing: $ 1400 (this is split with my roomate $700ea.)?
??Insurance: $ 285
??Car expenses: $ 285
??Utilities: $ 300?(split w/roomate $150ea)
??Phone, cable, internet: $ 250?(split w/roomate $175ea)
??Food, entertainment: $ 300 (split w/roomate $150ea)
??Clothing, household expenses $ 150 (half roomate, houshold expenses)
??Credit cards and other loans: $ 60
??Other expenses: $ 325 furniture rental, $225 loan?on jewelry?
*Items in bold will be paid off using this loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487056
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	16.51%	Starting borrower rate/APR:	17.51% / 20.85%	Starting monthly payment:	$269.30

Auction yield range:	16.51% - 16.51%	Estimated loss impact:	19.21%
Lender servicing fee:	1.00%	Estimated return:	-2.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Nov-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	2y 9m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,912	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	41%
		Homeownership:	Yes
Screen name:	authentic-revenue1	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting back to DEBT FREE lifestyle
Purpose of loan:
This loan will be used to? To pay off debt. I lived a debt free lifestyle for several years and trying to do everything I can to get back that debt free lifestyle.

My financial situation:
I am a good candidate for this loan because? I own both my vehicles out right and have never been late on either car payment for 5 years. I also have never been late on my mortgage payment. When purchasing my home 6 years ago I found a home that was half of the cost of what I pre-qualified for to prevent ever having to worry about losing my home. This was a responsible decision. I actually have more than this loan amount in investments to make sure I can repay. Just trying to avoid pulling any retirement money because as you know it isn't easy to get those years of investments back. I have eliminated the home cable bill, use coupons to shop for groceries, and have tried to keep household expenses as low as possible. My goal is to be debt free again as soon as possible with your help I can make that happen again and come back here and pay if forward. Thank you for your help.

Monthly net income: $ 30,000 +

Monthly expenses: $
??Housing: $1305.22 (never late)
??Insurance: $89/mo
??Car expenses: $ Two vehicles PAID OFF NEVER LATE
??Utilities: $200
??Phone, cable, internet: $99 internet/phone
??Food, entertainment: $ 150/mo
??Clothing, household expenses $ 50/mo
??Credit cards and other loans: $ 18,912
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487062
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 21.86%	Starting monthly payment:	$273.03

Auction yield range:	16.51% - 17.50%	Estimated loss impact:	19.27%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jul-2002	Debt/Income ratio:	24%
Credit score:	640-659 (Dec-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	2y 7m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,422	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	fund-excellency	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking to get back on track!
Purpose of loan:
This loan will be used to lower credit card bills from starting my own business and help get me back on track.

My financial situation:
I am a good candidate for this loan because I am a good money manager and have never liked being in debt. The debt was acquired in order to get my business up and running.

Monthly net income: $3700

Monthly expenses: $?2500
??Housing: $ 1215
??Insurance: $ 100
??Car expenses: $250
??Utilities: $ 0
??Phone, cable, internet: $ 115
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487068
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.51% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Nov-2000	Debt/Income ratio:	21%
Credit score:	600-619 (Dec-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	5 / 3	Length of status:	11y 4m
Amount delinquent:	$2,041	Total credit lines:	24	Occupation:	Other
Public records last 12m / 10y:	1/ 1	Revolving credit balance:	$217	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	20	Bankcard utilization:	86%
		Homeownership:	No
Screen name:	NyGirl920	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	600-619 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	560-579 (Sep-2008) 580-599 (Jun-2008) 540-559 (Mar-2008) 540-559 (Feb-2008)
Principal balance:	$397.53	31+ days late:	0 ( 0% )
Total payments billed:	25
Description
Pyaing off Credit Cards
Purpose of loan:
This loan will be used to pay off credit cards so that i have one payment instead of 5

My financial situation:
I am a good candidate for this loan because i have worked really hard to try and maintian ontime payments for my cc
I have automatic payments with prosper and have never missed a payment?with them.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487074
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	28.50%	Starting borrower rate/APR:	29.50% / 33.51%	Starting monthly payment:	$63.27

Auction yield range:	10.51% - 28.50%	Estimated loss impact:	11.52%
Lender servicing fee:	1.00%	Estimated return:	16.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-2005	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	1y 7m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,800	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	21%
		Homeownership:	No
Screen name:	top-revenue-saffron	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Debt
I will be using this loan to consolidate two forms of debt. I will be consolidating my student loans and small personal debt into one with a lower interest rate. My goal is to be completely debt free. I am a vocal instructor/actor/singer/dancer, and I capitalize on all of my skills by doing everything from giving music lessons, to acting in commercials, to performing in theatrical productions, to nannying. While this does not take the form of a regular contract I have a proven history of making money on a consistent basis. I am very creative with how I structure my time and efforts so as to give me the freedom to be active in the pursuits I enjoy while also making an amount of money that allows me to live comfortably.

I am a reliable person who does not have trouble paying my bills on time. I am intent on being fiscally responsible and would use the benefits of this loan to do just that.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487080
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.50%

Starting lender yield:	9.95%	Starting borrower rate/APR:	10.95% / 13.07%	Starting monthly payment:	$490.73

Auction yield range:	3.51% - 9.95%	Estimated loss impact:	3.53%
Lender servicing fee:	1.00%	Estimated return:	6.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-1997	Debt/Income ratio:	22%
Credit score:	760-779 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	8y 3m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$88,358	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	62%
		Homeownership:	Yes
Screen name:	first-class-gain4	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
jenny's mess
looking at paying off credit card balances with this loan and consolidating all into one I have liquidated stock and applying 29k bonus to credit card balances debt ratio will be lower
also refi home at 10-15 yr and assuming the difference in cash out to pay off the rest
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487086
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	28.50%	Starting borrower rate/APR:	29.50% / 33.10%	Starting monthly payment:	$316.34

Auction yield range:	10.51% - 28.50%	Estimated loss impact:	11.52%
Lender servicing fee:	1.00%	Estimated return:	16.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-1968	Debt/Income ratio:	8%
Credit score:	700-719 (Dec-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	2y 9m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Executive
Public records last 12m / 10y:	1/ 3	Revolving credit balance:	$12,481	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	91%
		Homeownership:	No
Screen name:	blazing-return371	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
loan against receivable
Purpose of loan:
This loan will be used to cover operational expenses while we wait for $75,000 receivable invoiced last week and due the end of December.

My financial situation:
I am a good candidate for this loan because I always pay my bills and I have already earned the money to repay this loan.

Monthly net income: $ 9200

Monthly expenses: $
??Housing: $ 2200
??Insurance: $ 350
??Car expenses: $ 560
??Utilities: $ 425
??Phone, cable, internet: $ 110
??Food, entertainment: $ 450
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487104
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 29.92%	Starting monthly payment:	$47.71

Auction yield range:	16.51% - 24.00%	Estimated loss impact:	25.38%
Lender servicing fee:	1.00%	Estimated return:	-1.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jan-2007	Debt/Income ratio:	21%
Credit score:	640-659 (Dec-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	1y 6m
Amount delinquent:	$0	Total credit lines:	2	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	worldly-worth3	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Loan needed - consolidate
Purpose of loan:
This loan will be used to? pay off a few small bills and have one monthly payment

My financial situation:
I am a good candidate for this loan because? I pay my bills every month and I will pay you to continue to increase my credit score

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 700
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487116
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 28.50%	Starting monthly payment:	$258.44

Auction yield range:	10.51% - 24.00%	Estimated loss impact:	11.39%
Lender servicing fee:	1.00%	Estimated return:	12.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-1999	Debt/Income ratio:	28%
Credit score:	720-739 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	5y 7m
Amount delinquent:	$0	Total credit lines:	64	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,187	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Bankcard utilization:	53%
		Homeownership:	Yes
Screen name:	top-favorite-wampum	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start Up Family Therapy Practice
Purpose of loan:
This loan will be used to help fund a new family therapy practice. Its main purpose will be for working capital while my practice begins to grow.

My financial situation:
I am a good candidate for this loan because building my future for my family is important to me. I am currently a Licensed Professional Counselor with a master's degree in counseling. I am also a Ph.D. Candidate for a degree in Family Therapy. For those unfamiliar with the Ph.D. process, entering into Candidacy means that all coursework and testing is completed. All that remains is a research project/paper called a dissertation. Once this is completed, I will be a have a Doctor of Philosophy in Family Therapy. I have above and beyond the skills and training necessary for creating a successful therapy practice, which will help my practice be successful clinically, as well as financially. In my academic training, I had coursework in managing a therapy practice from the business end and I have also had experience as a small business manager. I have the ability to repay this loan, as I have a stable history of employment and my opportunities to increase my earnings with therapeutic and college teaching positions continue to increase as I progress academically.

This loan is revised as I have received $1000 from a friend after they reviewed my original listing. Unfortunately, residents of my state are unable to fund loans with this service.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487122
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.80%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 26.46%	Starting monthly payment:	$154.84

Auction yield range:	10.51% - 22.00%	Estimated loss impact:	10.33%
Lender servicing fee:	1.00%	Estimated return:	11.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Nov-2000	Debt/Income ratio:	42%
Credit score:	720-739 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	7y 10m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,950	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	30%
		Homeownership:	No
Screen name:	PiperLynne	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 100% )	720-739 (Latest)
Principal borrowed:	$5,500.00	< 31 days late:	0 ( 0% )	720-739 (Jul-2010) 660-679 (Apr-2008)
Principal balance:	$1,041.84	31+ days late:	0 ( 0% )
Total payments billed:	30
Description
SRLSY! Help a girl out here!
Purpose of loan:
This loan will be used to? Consolidate the $3000 in credit card debt accrued going BACK to school and the prosper loan from almost 3 years ago.? This will help me save about $200 a month on credit card bills and make Christmas a LITTLE better for my family.? If you want to know my interest rates on my cards, feel free to ask!

My financial situation:
I am a good candidate for this loan because? I had a wonderful experience with my first loan here.? I am employed full-time with the same company for over 7 years and pay all my bills on time.

Monthly net income: $18,200 AFTER taxes.

Monthly expenses: $
??Housing: $ 0.00 - Live with the parents
??Insurance: $ 100
??Car expenses: $ 300
??Utilities: $ 0.00
??Phone, cable, internet: $ 90.00
??Food, entertainment: $ 200
??Clothing, household expenses $ 0.00
??Credit cards and other loans: $ 200-250
??Other expenses: $ 140? (Gas to and from work)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487124
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	31.20%	Starting borrower rate/APR:	32.20% / 38.44%	Starting monthly payment:	$43.67

Auction yield range:	13.51% - 31.20%	Estimated loss impact:	15.63%
Lender servicing fee:	1.00%	Estimated return:	15.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jul-1980	Debt/Income ratio:	29%
Credit score:	700-719 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	8 / 6	Length of status:	2y 6m
Amount delinquent:	$0	Total credit lines:	32	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,488
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	DBCS1	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	20 ( 77% )	700-719 (Latest)
Principal borrowed:	$10,200.00	< 31 days late:	6 ( 23% )	680-699 (Mar-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	26
Description
Paying property Tax
Purpose of loan:
This loan will be used to? Purpose of loan:
This loan will be used to? Pay second installment 2009 property tax which was delayed this year and is falling on the Christmas holiday season. TERRIBLE ERROR: PLEASE BE ADVISED THIS LOAN WAS FULLY FUNDED ON 12-6-10 AND I CANCELED IT BY MISTAKE WHEN I WAS CONFUSED BY INSTRUCTIONS......NOW I HAVE RE-POSTED IT. Thanks

My financial situation:
I am a good candidate for this loan because? I have a reliable fixed monthly income from Civil Service retirement, VA service connected disability, and spousal share of wife's social security. I have direct deposit of all sources of my income.

My financial situation:
I am a good candidate for this loan because? I am very reliable and pride myself in having no late payments on any of my accounts including mortgage payments and credit cards. In July of 2010 I finished pre-paying a $10,200 3 year Prosper loan 8 months early. I was in a group called Christian Investors but it appears they are no longer an active group because they did not respond to my inquiries.This was my only other loan through Prosper and I will be glad to answer any questions regarding my current loan request. Please notice my credit credit score has improved and is above what it was 2 years ago when I wax was funded for my other Prosper loan. My net monthly income is my own and separate from my wife's income.

Monthly net income: $ 3,830

Monthly expenses: $ 3042
??Housing: $ 1400
??Insurance: $212
??Car expenses: $ 295
??Utilities: $250
??Phone, cable, internet: $ 110
??Food, entertainment: $ 200
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 400
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487128
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	31.20%	Starting borrower rate/APR:	32.20% / 38.44%	Starting monthly payment:	$43.67

Auction yield range:	13.51% - 31.20%	Estimated loss impact:	15.63%
Lender servicing fee:	1.00%	Estimated return:	15.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-2007	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	0y 4m
Amount delinquent:	$0	Total credit lines:	13	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$845
Delinquencies in last 7y:	0	Bankcard utilization:	49%
		Homeownership:	No
Screen name:	principal-museum4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Please help student SHORT TERM
Purpose of loan:
This loan will be used to pay rent and other expense until my financial aid comes in February.

My financial situation:
I am a good candidate for this loan because I have never been late on a payment and have a good credit score.

Monthly net income: $ student loans

Monthly expenses: $ 660
??Housing: $ 500
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 100
??Phone, cable, internet: $ 30
??Food, entertainment: $ 0
??Clothing, household expenses $ 10
??Credit cards and other loans: $?20
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487136
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.51% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Apr-2008	Debt/Income ratio:	47%
Credit score:	720-739 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	2y 3m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$94	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	2%
		Homeownership:	No
Screen name:	nickel-tostada	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Xmas an vacation before Afghanistan
Purpose of loan:
This loan will be used to? Help family with finances christmas presents for family and vacation with them before?deploying for Afghanistan for a year.
My financial situation:
I am a good candidate for this loan because? I have a steady income about to increase beacuse of picking up the next rank in the Marines and i have basically no expenses expenses ex: water, housing, electricity.

Monthly net income: $ 2144.87

Monthly expenses: $
??Housing: $ 0.00
??Insurance: $ 154.78
??Car expenses: $
??Utilities: $ 0.00
??Phone, cable, internet: $ 0.00
??Food, entertainment: $ 0.00
??Clothing, household expenses $ 0.00 uniforms
??Credit cards and other loans: $ credit card- 119.00
??Other expenses: $75.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487138
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 17.27%	Starting monthly payment:	$85.44

Auction yield range:	10.51% - 13.00%	Estimated loss impact:	11.08%
Lender servicing fee:	1.00%	Estimated return:	1.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Dec-1996	Debt/Income ratio:	21%
Credit score:	740-759 (Dec-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	0y 10m
Amount delinquent:	$0	Total credit lines:	43	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$25,385	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	Yes
Screen name:	OneGoodMan	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Combined School Costs
Purpose of loan:
This loan will be used to payoff an outstanding university bill (Wingate University) in the amount of $1750.00. I graduated in May 2010 with a BLS in Business Administration and have plans to pursue a MS Mathematical Finance at UNCC. The remainder of this loan is to cover the?cost of the first of three?Calculus classes that are prerequisites for the MS Math Fin. My family has been working our way out of the financial?meltdown and job loss of 2008.?2011 has all indications of a promising year. We have a unsecured signature loan with monthly paymentts of $632.00 that will paid off in August 2011. We have been paying on this loan since the original amount of $12,000. This will free up needed cash flow to fund this loan and complete the rest of?the prereuisites. This loan is acting as a bridge loan, so I won't have to wait another year to start the MS program.?

My financial situation:
I am a good candidate for this loan because I currenlly work as a Technical Project Manager consultant through Signature Consulting and am on contract at Bank Of America Merrill Lynch. My performance has been outstanding and I have recently been extended through to August 2011. I have also been through 4 interviews for a permanent position with BofA in the Global Risk Portfolio Strategy group and am one of two candidates they are considering for hire. I should know?after the?new year in Q1. I have always been a good?earner and am highly motivated to succeed.?
I hold a highly valued blend of technology, finance and leadership skillsets.

Monthly net income: $ 7305.58

Monthly expenses: $
??Housing: $ 1813.00
??Insurance: $ 35.01 (Life for my wife Heather)
??Car expenses: $ 650.00
??Utilities: $ 430.00
??Phone, cable, internet: $ ?320.00
??Food, entertainment: $ 1200.00
??Clothing, household expenses $ 300.00?
??Credit cards and other loans: $ 2000.00 ($632.00 of this is one loan and will be paid off Aug 2011)
??Other expenses: $ 120.00 Parking
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487144
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.80%

Starting lender yield:	26.75%	Starting borrower rate/APR:	27.75% / 32.76%	Starting monthly payment:	$49.47

Auction yield range:	10.51% - 26.75%	Estimated loss impact:	10.47%
Lender servicing fee:	1.00%	Estimated return:	16.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1999	Debt/Income ratio:	20%
Credit score:	720-739 (Dec-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	3y 6m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$952	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Bankcard utilization:	6%
		Homeownership:	No
Screen name:	motor_guy	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	31 ( 100% )	720-739 (Latest)
Principal borrowed:	$3,100.00	< 31 days late:	0 ( 0% )	700-719 (Sep-2009) 620-639 (Jul-2008)
Principal balance:	$745.15	31+ days late:	0 ( 0% )
Total payments billed:	31
Description
Need money for car repair
Purpose of loan:
This loan will be used to? help with some car repairs. I got into an accident and this will cover most of the costs.

My financial situation:
I am a good candidate for this loan because? the monthly payments will be a perfect amount. I can pay this amount back quicker than the 3 year limit.

Monthly net income: $ 3,000

Monthly expenses: $
??Housing: $ 655
??Insurance: $ 140
??Car expenses: $ 550
??Utilities: $ 100
??Phone, cable, internet: $ 30
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487154
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$226.18

Auction yield range:	16.51% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Dec-1994	Debt/Income ratio:	31%
Credit score:	680-699 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	6y 10m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,509	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	hailey9911	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	62 ( 100% )	680-699 (Latest)
Principal borrowed:	$12,500.00	< 31 days late:	0 ( 0% )	700-719 (Jun-2008) 720-739 (Nov-2007)
Principal balance:	$2,126.45	31+ days late:	0 ( 0% )
Total payments billed:	62
Description
Continue Remodel
Purpose of loan: We are close to completion need just a little more help
This loan will be used to?

My financial situation: We are in great shape. I do not agree with Prospers current rating of HR we had two loans over 12500.00 and paid off all but 2100.00 and still paying on time. I paid off three other accounts this year alone, I have and always will pay my debts.
I am a good candidate for this loan because?

Monthly net income: $ 7600

Monthly expenses: $
??Housing: $ 1355
??Insurance: $?300
??Car expenses: $ 120
??Utilities: $ 300
??Phone, cable, internet: $ 40
??Food, entertainment: $ 400
??Clothing, household expenses $ 120
??Credit cards and other loans: $ 339
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487156
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$135.71

Auction yield range:	16.51% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Oct-1995	Debt/Income ratio:	50%
Credit score:	660-679 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 6	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,103	Stated income:	$1-$24,999
Delinquencies in last 7y:	25	Bankcard utilization:	76%
		Homeownership:	No
Screen name:	jkronewitter1385	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Going back to Community College
Purpose of loan:
This loan will be used to help pay for tuition at Jackson Community College. Apparently FAFSA thinks I can pay more for college than I truly can, so I am trying to make up the difference with this loan. I am entering into an Accelerated Business Program where I will be getting a Bachelor's in Accounting in 3 years instead of 4. So this will be paid off completely by the time I have my degree. :) But I need a stepping stone. I need a way to get the ball rolling. And this will do just that. I hope this will become a reality. I want to make something of myself, not to show the world I can, but to prove it to myself that I am worth it, that I am worth more.

My financial situation:
I am a good candidate for this loan because I am in a position in my job that I love, but I want more. And going back to school will do just that. I am financially capable and over the years I have taken my finances very seriously and although they don't look like a bright shiny new penny, they are looking up. I am more than capable of making payments on this and any other obligations I have. I am a very high achiever and will do whatever it takes to make my way.

Monthly net income: $ 1280

Monthly expenses: $ 935
??Housing: $350
??Insurance: $50
??Car expenses: $50
??Utilities: $0 (included in rent)
??Phone, cable, internet: $ 0 (included in rent)
??Food, entertainment: $100
??Clothing, household expenses $0 (very low maintenance)
??Credit cards and other loans: $ 250
??Other expenses: $ This loan $135
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487160
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	31.20%	Starting borrower rate/APR:	32.20% / 35.86%	Starting monthly payment:	$218.33

Auction yield range:	13.51% - 31.20%	Estimated loss impact:	15.63%
Lender servicing fee:	1.00%	Estimated return:	15.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	May-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	2y 8m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$47,370	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	No
Screen name:	wampum-hyperdrive	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Short loan needed to grow business
Purpose of loan:
This loan will be used as bridge financing until new long-term consulting contracts are signed for 2011. Three are in final negotiations for 1/1/2011 kickoff.? One is for $180,000 another for $150,000 and a third for $75,000.? In addition, a new project are slated to begin on 12/9/10 and 12/13/10 generating an additional $12,000 per month for the next 3 months.? Throughout the market downturn I've continued to fight for new business and it is finally here!? My perseverance is finally paying off.

My financial situation:
I am a good candidate for this loan because I am committed to maintaining a solid reputation with all entities I deal with, my clients, banks, and vendors.? In my consulting business, my reputation is absolutely critical to ensuring my ongoing success.

Monthly net income: $10000

Monthly expenses: $ 5800
??Housing: $ 1400
??Insurance: $ 150
??Car expenses: $200
??Utilities: $ 600
??Phone, cable, internet: $350
??Food, entertainment: $1300
??Clothing, household expenses $400
??Credit cards and other loans: $1200
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487162
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.50%

Starting lender yield:	9.95%	Starting borrower rate/APR:	10.95% / 13.07%	Starting monthly payment:	$294.44

Auction yield range:	3.51% - 9.95%	Estimated loss impact:	3.53%
Lender servicing fee:	1.00%	Estimated return:	6.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Oct-1995	Debt/Income ratio:	21%
Credit score:	740-759 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	16y 3m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$11,458	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	30%
		Homeownership:	Yes
Screen name:	kind-dignified-dedication	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to consolidate credit card debit into one monthly payment.?

My financial situation:
I am a good candidate for this loan because I have a good credit score, solid employment history, and I am a home owner.? I value my credit and look forward to?participating in?a win-win solution with the investor.? There is?very little risk here?for the investor?considering the return on investment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487174
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.60%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 40.24%	Starting monthly payment:	$54.28

Auction yield range:	16.51% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Sep-1990	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Dec-2010)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	15y 3m
Amount delinquent:	$0	Total credit lines:	3	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	ICanHearNow86	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help paying for Hearing Aid
Purpose of loan:

This loan will help pay off a hearing aid loan..?

Our Financial Situation:

? Monthly Income:???????????? $6,055.00

? Mortgage:? $1712.00
??Insurance: $ 121.00
??Car expenses: $ 250.00
??Utilities: $ 250.00
??Phone, cable, internet: $ 109.00
??Food, entertainment: $ 350.00
??Clothing, household expenses $ 100.00
? Hearing Aid Loan Payment:? $135.00
? Car Payment? $155.00
??Other Personal Loans? $157.00

? Total Expenses for the Month:? $3,339.00

? Balance end of the month:? $2,716.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487184
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.95%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 10.08%	Starting monthly payment:	$235.02

Auction yield range:	5.51% - 7.00%	Estimated loss impact:	6.05%
Lender servicing fee:	1.00%	Estimated return:	0.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-1992	Debt/Income ratio:	32%
Credit score:	760-779 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	10y 3m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,031	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	20%
		Homeownership:	No
Screen name:	leverage-advocator	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I don't want to support big banks!
Thanks for considering my loan. I'm trying this simply b/c I would rather see my interest $ go to a person than a big bank.
I have no problem paying my bills on time and amount due ( most of the time more).

Thanks for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487190
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,350.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	31.20%	Starting borrower rate/APR:	32.20% / 35.86%	Starting monthly payment:	$320.94

Auction yield range:	13.51% - 31.20%	Estimated loss impact:	15.63%
Lender servicing fee:	1.00%	Estimated return:	15.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-2001	Debt/Income ratio:	35%
Credit score:	680-699 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	2y 11m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,919	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	No
Screen name:	noble-capital8	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Carey's Debt Consolidation
Purpose of loan:
This loan will be used to help my significant other and I catch up on bills while she is finishing college
My financial situation:
I am a good candidate for this loan because I am very responsible with my finances and make?my payments on time

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 250.00
??Insurance: $ 100
??Car expenses: $ 300
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 1000
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487196
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$180.94

Auction yield range:	16.51% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Apr-2008	Debt/Income ratio:	40%
Credit score:	700-719 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	3	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,223	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	29%
		Homeownership:	No
Screen name:	truth-gatherer0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay for college
Purpose of loan:
This loan will be used to pay for college

My financial situation:
I am a good candidate for this loan because I really need the money and will work hard to pay it back. College education is important to me and in order to get one I work four days a week and babysit on the side. I

Monthly net income: $ 7000

Monthly expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487198
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	16.51%	Starting borrower rate/APR:	17.51% / 20.85%	Starting monthly payment:	$269.30

Auction yield range:	16.51% - 16.51%	Estimated loss impact:	19.21%
Lender servicing fee:	1.00%	Estimated return:	-2.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Oct-1998	Debt/Income ratio:	19%
Credit score:	700-719 (Dec-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	3y 2m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,133	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	45%
		Homeownership:	Yes
Screen name:	plentiful-payment7	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan for Inventory and Equipment
Purpose of loan:
Purchase inventory and outstanding equipment? for my business opening in January.

My financial situation:
I am a good candidate for this loan because I always pay on time and have great credit. Financed? my business with cash and need a small loan to finish everything up.

Monthly net income: $
4020
Monthly expenses: $
??Housing: $ 1106
??Insurance: $ 60
??Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $ 120
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 140
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487202
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.95%

Starting lender yield:	13.90%	Starting borrower rate/APR:	14.90% / 17.07%	Starting monthly payment:	$173.08

Auction yield range:	5.51% - 13.90%	Estimated loss impact:	6.18%
Lender servicing fee:	1.00%	Estimated return:	7.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-1982	Debt/Income ratio:	17%
Credit score:	760-779 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	15y 11m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,014	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	24%
		Homeownership:	No
Screen name:	human238	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
helping family through hardship
Purpose of loan:
This loan will be used to assist my daughter through a recent hardship. She has 6 children and works very hard at her job. She does her best to provide for her children. She is needing assistance to look into renting a new home, as her current home is being put up for sale. I would like to help her in anyway I can. The search for a new home can be very difficult and expensive if you don't have the money upfront at the time a property beiomes available.

My financial situation:
I am a good candidate for this loan because I do not have very many expenses and my credit rating shows that I am worthy of paying the loan back without any problems.

Monthly net income: $ 1061

Monthly expenses: $560
??Housing: $ 0
Insurance: $ 0
??Car expenses: $0
??Utilities: $ 100
??Phone, cable, internet: $ 60
??Food, entertainment: $ 250
??Clothing, household expenses $ 60
??Credit cards and other loans: $40
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487204
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	28.50%	Starting borrower rate/APR:	29.50% / 33.10%	Starting monthly payment:	$316.34

Auction yield range:	10.51% - 28.50%	Estimated loss impact:	11.52%
Lender servicing fee:	1.00%	Estimated return:	16.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Apr-1995	Debt/Income ratio:	12%
Credit score:	780-799 (Dec-2010)	Inquiries last 6m:	10	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 12	Length of status:	1y 11m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Principal
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,674	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	11%
		Homeownership:	Yes
Screen name:	interest-trapper5	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
This loan will be used to pay off credit card debt and get my family back on its feet.?

My financial situation:
I am a good candidate for this loan because?I have a full time job.? I just need a little boost to take care of some lingering issues.?

Monthly net income: $ 5400

Monthly expenses: $
??Housing: $ 2745
??Insurance: $ 75
??Car expenses: $ 300
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487208
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	28.50%	Starting borrower rate/APR:	29.50% / 33.10%	Starting monthly payment:	$126.53

Auction yield range:	10.51% - 28.50%	Estimated loss impact:	11.52%
Lender servicing fee:	1.00%	Estimated return:	16.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1990	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Dec-2010)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	2y 7m
Amount delinquent:	$0	Total credit lines:	16	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$4,598
Delinquencies in last 7y:	2	Bankcard utilization:	67%
		Homeownership:	No
Screen name:	troublewithacapT	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487210
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,900.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	28.50%	Starting borrower rate/APR:	29.50% / 33.10%	Starting monthly payment:	$291.03

Auction yield range:	10.51% - 28.50%	Estimated loss impact:	11.52%
Lender servicing fee:	1.00%	Estimated return:	16.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-1981	Debt/Income ratio:	12%
Credit score:	660-679 (Dec-2010)	Inquiries last 6m:	2	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	5y 2m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,359	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Bankcard utilization:	19%
		Homeownership:	No
Screen name:	compassion-treaty	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to? Pay off credit card

My financial situation:
I am a good candidate for this loan because? I am a goog person, who has helped others with my cc, now I need a little help.

Monthly net income: $ 5600

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 50
??Car expenses: $ 50
??Utilities: $ 250
??Phone, cable, internet: $ 20
??Food, entertainment: $ 60
??Clothing, household expenses $ 60
??Credit cards and other loans: $ 475
??Other expenses: $
100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487232
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	23.99%	Starting borrower rate/APR:	24.99% / 28.49%	Starting monthly payment:	$298.16

Auction yield range:	13.51% - 23.99%	Estimated loss impact:	15.28%
Lender servicing fee:	1.00%	Estimated return:	8.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Aug-1999	Debt/Income ratio:	45%
Credit score:	680-699 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 14	Length of status:	4y 0m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$35,629	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	85%
		Homeownership:	No
Screen name:	unflappable-return454	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
In Pay down mode
Purpose of loan:
This loan will be used to pay off/consolidate car note and credit cards to have more available income to pay down loans more aggressively.

My financial situation:
I am a good candidate for this loan because I have had credit for over 10 years and I have had no late payments.?

Monthly net income: $ 2,500

Monthly expenses: $
??Housing: $390.00
??Insurance: $155.00
??Car expenses: $464.00
??Utilities: $150.00
??Phone, cable, internet: $74.00?
??Food, entertainment: $150.00
??Clothing, household expenses $70
??Credit cards and other loans: $500
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487234
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	12 months	Estimated loss:	1.55%

Starting lender yield:	4.00%	Starting borrower rate/APR:	5.00% / 5.94%	Starting monthly payment:	$85.61

Auction yield range:	1.90% - 4.00%	Estimated loss impact:	1.54%
Lender servicing fee:	1.00%	Estimated return:	2.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Nov-1998	Debt/Income ratio:	6%
Credit score:	820-839 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	3y 10m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$493	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	2%
		Homeownership:	Yes
Screen name:	nekbet	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying down higher rate mortgage
Purpose of loan:
This loan will be used to pay a little more down on a higher rate 2nd mortgage.? Can't refi as the market has dropped substantially.?

My financial situation:
I am a good candidate for this loan because while our local economy sucks, my job is not dependent at all locally as I work out of state (and travel).

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487238
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	10.51%	Starting borrower rate/APR:	11.51% / 14.73%	Starting monthly payment:	$247.36

Auction yield range:	10.51% - 10.51%	Estimated loss impact:	11.02%
Lender servicing fee:	1.00%	Estimated return:	-0.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-1995	Debt/Income ratio:	16%
Credit score:	720-739 (Dec-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	9 / 8	Length of status:	1y 6m
Amount delinquent:	$1,084	Total credit lines:	36	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$67,487	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	86%
		Homeownership:	Yes
Screen name:	loot-base6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a credit card
Purpose of loan:
This loan will be used to pay off a credit card.

My financial situation:
I am a good candidate for this loan because I am responsible and will be paying several loans in 2011.

Monthly net income: $ 9,000

Monthly expenses: $
??Housing: $ 2900
??Ins: $ 300
??Car expenses: $ 300
??Utilities: $ 200
??Phone, cable, internet: $ 50
??Food, entertainment: $ 1000
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 3000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 487246
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	4.95%

Starting lender yield:	12.40%	Starting borrower rate/APR:	13.40% / 15.55%	Starting monthly payment:	$135.55

Auction yield range:	5.51% - 12.40%	Estimated loss impact:	5.16%
Lender servicing fee:	1.00%	Estimated return:	7.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-1993	Debt/Income ratio:	9%
Credit score:	720-739 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	41	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$783	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	47	Bankcard utilization:	78%
		Homeownership:	Yes
Screen name:	Born_to_Run	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	22 ( 100% )	720-739 (Latest)
Principal borrowed:	$6,500.00	< 31 days late:	0 ( 0% )	720-739 (Oct-2010) 680-699 (Dec-2009) 740-759 (Jan-2008) 740-759 (Dec-2007)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	22
Description
Last Credit Card, Need pay off Now.
Purpose of loan:
Thanks for your interest in bidding on my loan....................I'm just wanting to Pay off 1?loan that?is open at 28%.

We are very responsible people so feel?at ease to fund us...............My wifes income is over $15,000 yr. if this hepls your decision.

Monthly net income: $
$5200.00

Monthly expenses: $?
??Mortgage: $ 2300
??Insurance: $?300
??Car expenses: $?350
??Utilities: $?400
??Phone, cable, internet: $ 200
??Food, entertainment: $?700
??Clothing, household expenses $ 100
??Credit cards and other loans: $?300
??Other expenses: $ 200
Information in the Description is not verified.